UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 17, 2017

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On February 17, 2017, Forestar (USA) Real Estate Group Inc., a Delaware corporation (“FUSA”) and wholly-owned subsidiary of Forestar Group Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Agreement”) with Mineral Resources Partners, LLC, a Delaware limited liability company (“MRP”), to sell all of FUSA’s interests in the following entities: (i) Forestar Oil & Gas LLC, a Delaware limited liability company, (ii) Forestar Minerals Holdings LLC, a Delaware limited liability company, and (iii) Forestar Minerals GP LLC, a Delaware limited liability company (collectively, the “Minerals Companies”). The Minerals Companies directly or indirectly own substantially all of the Company’s remaining oil and gas assets, consisting principally of approximately 519,450 net acres of fee minerals in Texas, Louisiana, Alabama and Georgia.

The transaction closed on February 17, 2017 for a total purchase price of $85,600,000, of which $75,000,000 was received at closing. The balance of the purchase price is being held in a third-party escrow account pending completion of (a) title review, and (b) transfer of certain mineral interests owned by a venture in which FUSA is a member (“Venture Minerals”). Prorations of operating revenues and expenses will be made utilizing an effective date of January 1, 2017. The Agreement also contains representations, warranties and indemnities customary for oil and gas industry entity and asset sale and purchase transactions, and includes purchase price adjustment provisions, within certain parameters, relating to title and failure or inability to transfer the Venture Minerals.

This summary is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 and incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2017, the Company announced that David M. Grimm, Chief Administrative Officer, Executive Vice President, General Counsel and Secretary, will retire effective March 31, 2017, after 25 years of service to the Company and its predecessors.

Item 9.01.     Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Exhibit
10.1

Purchase and Sale Agreement between dated February 17, 2017 between Forestar (USA) Real Estate Group Inc., a Delaware corporation and Mineral Resources Partners, LLC, a Delaware limited liability company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: February 23, 2017	By:	/s/ Charles D. Jehl
	Name:	Charles D. Jehl
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1

Purchase and Sale Agreement between dated February 17, 2017 between Forestar (USA) Real Estate Group Inc., a Delaware corporation and Mineral Resources Partners, LLC, a Delaware limited liability company